August 1, 2012

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at www.franklintempleton.com/prospectus. You can also get this information at no cost by calling (800) DIAL BEN/342-5236 or by sending an e-mail request to prospectus@franklintempleton.com. The Fund's prospectus and statement of additional information, both dated August 1, 2012, as may be supplemented, are all incorporated by reference into this Summary Prospectus.

Class A	Class A1	Class C	Class C1	Class R	Advisor Class
TAGBX	TINCX	FCGBX	TCINX	Pending	TZINX

Templeton Global Investment Trust	SUMMARY PROSPECTUS
Templeton Global Balanced Fund

Investment Goal

To seek both income and capital appreciation.

Fees and Expenses of the Fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts in Class A if you and your family invest, or agree to invest in the future, at least $50,000 in Franklin Templeton funds. More information about these and other discounts is available from your financial professional and under “Your Account” on page 39 in the Fund's Prospectus and under “Buying and Selling Shares” on page 65 of the Fund’s Statement of Additional Information.

SHAREHOLDER FEES (fees paid directly from your investment)
	Class A	Class A1	Class C	Class C1	Class R	Advisor Class
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	5.75%	4.25%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as percentage of the lower of original purchase price or sale proceeds)	None	None	1.00%	1.00%	None	None

On September 27, 2011, all outstanding Class A shares were renamed Class A1 shares. Class A1 shares are no longer available to new investors. If you are a Class A1 shareholder, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Franklin Templeton funds.

On July 1, 2011, all outstanding Class C shares were renamed Class C1 shares. Class C1 shares are no longer available to new investors.

ANNUAL FUND OPERATING EXPENSES	(expenses that you pay each year as a percentage of the value of your investment)
	Class A1	Class A1	Class C2	Class C1	Class R	Advisor Class
Management fees	0.56%	0.56%	0.56%	0.56%	0.56%	0.56%
Distribution and service (12b-1) fees	0.25%	0.25%	1.00%	0.65%	0.50%	None
Other expenses	0.43%	0.43%	0.43%	0.43%	0.43%	0.43%
Total annual Fund operating expenses	1.24%	1.24%	1.99%	1.64%	1.49%	0.99%
Fee waiver and/or expense reimbursement[3]	-0.04%	-0.04%	-0.04%	-0.04%	-0.04%	-0.04%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement	1.20%	1.20%	1.95%	1.60%	1.45%	0.95%

1. The Fund began offering new Class A shares on September 27, 2011. Total annual Fund operating expenses are annualized.

2. The Fund began offering new Class C shares on July 1, 2011. Total annual Fund operating expenses are annualized.

3. The investment manager and administrator have contractually agreed to waive or assume certain expenses so that common expenses (excluding Rule 12b-1 fees and acquired fund fees and expenses) for each class of the Fund do not exceed 0.95% (other than certain non-routine expenses), until July 31, 2013. Contractual fee waiver and/or expense reimbursement agreements may not be terminated during the terms set forth above.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects adjustments made to the Fund's operating expenses due to the fee waiver and/or expense reimbursement by the investment manager and/or administrator for the 1 Year numbers only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$ 690	$ 942	$ 1,213	$ 1,985
Class A1	$ 542	$ 798	$ 1,073	$ 1,858
Class C	$ 298	$ 621	$ 1,069	$ 2,314
Class C1	$ 263	$ 513	$ 888	$ 1,940
Class R	$ 148	$ 467	$ 809	$ 1,776
Advisor Class	$ 97	$ 311	$ 543	$ 1,209
If you do not sell your shares:
Class C	$ 198	$ 621	$ 1,069	$ 2,314
Class C1	$ 163	$ 513	$ 888	$ 1,940

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 19.02% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests in a diversified portfolio of debt and equity securities worldwide. The Fund normally invests at least 25% of its assets in fixed income senior securities and at least 25% of its assets in equity securities. The Fund seeks income by investing in a combination of corporate, agency and government bonds and other debt securities (including inflation-indexed securities) of any maturity issued in numerous countries, including developing markets countries, as well as stocks that offer or could offer attractive dividend yields. The Fund may invest in high-yield bonds. These bonds are rated below investment grade and are sometimes referred to as “junk bonds.” The Fund seeks capital appreciation by investing in equity securities of companies from a variety of industries located anywhere in the world, including developing markets, but from time to time, based on economic conditions, the Fund may have significant investments in particular sectors. The equity securities in which the Fund invests are primarily common stock. The Fund’s investment manager searches for undervalued or out-of-favor debt and equity securities and equity securities offering current income.

In addition, under normal market conditions, at least 40% of the Fund's net assets are invested in non-U.S. investments and in at least three different countries.

For purposes of pursuing its investment goals, the fixed income portion of the Fund regularly uses various currency related transactions involving derivative instruments, principally currency and cross currency forwards, but may also use currency and currency index futures contracts. The Fund maintains significant positions in currency related derivative instruments as a hedging technique with respect to its fixed income securities or to implement a currency investment strategy, which could expose a large amount of the Fund's assets to obligations under the instruments. The use of these derivative transactions may allow the Fund to obtain net long or net negative (short) exposure to selected currencies.

The results of such transactions may represent, from time to time, a significant component of the Fund’s fixed income investment returns. The Fund may also enter into various other transactions involving derivatives from time to time, including interest rate bond futures contracts and swap agreements (which may include interest rate and credit default swaps). The use of these derivative transactions may allow the Fund to obtain net long exposures to selected interest rates, countries, duration or credit risks, and may be used for hedging purposes.

When searching for debt securities, the investment manager performs an independent analysis of the securities being considered for the Fund’s portfolio, rather than relying principally on their ratings assigned by rating agencies. In its analysis of corporate debt securities, the investment manager considers a variety of factors, including the experience and managerial strength of the company; responsiveness to changes in interest rates and business conditions; debt maturity schedules and borrowing requirements; the company’s changing financial condition and market recognition of the change; and a security’s relative value based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage, and earnings prospects. With respect to sovereign debt securities, the investment manager considers market, political and economic conditions and evaluates interest and currency exchange rate changes and credit risks.

When searching for equity securities, the investment manager uses a “bottom up,” value-oriented, long-term approach, focusing on the market price of a security relative to the investment manager’s evaluation of the company’s long-term earnings, asset value and cash flow potential, as reflected by various metrics, including the company’s price/earnings ratio, price/earnings flow ratio, price/book value and discounted cash flow. The investment manager also analyzes global economic trends to identify global macro trends (for example, regions with strong economic growth), and evaluates market inefficiencies to identify investment opportunities stemming from market mispricings.

The investment manager may consider selling a security when it believes the security has become fully valued due to either its price appreciation or changes in the issuer's fundamentals, or when the investment manager believes another security is a more attractive investment opportunity.

Principal Risks

You could lose money by investing in the Fund. Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government.

Market   The market values of securities owned by the Fund will go up and down, sometimes rapidly or unpredictably. A security’s market value may be reduced by market activity or other results of supply and demand unrelated to the issuer. This is a basic risk associated with all securities. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

Individual stock prices tend to go up and down more dramatically than those of other types of investments. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various stocks held by the Fund.

Foreign Securities   Investing in foreign securities typically involves more risks than investing in U.S. securities, and includes risks associated with: political and economic developments - the political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S.; trading practices - government supervision and regulation of foreign securities and currency markets, trading systems and brokers may be less than in the U.S.; availability of information - foreign issuers may not be subject to the same disclosure, accounting and financial reporting standards and practices as U.S. issuers; limited markets - the securities of certain foreign issuers may be less liquid (harder to sell) and more volatile; and currency exchange rate fluctuations and policies. The risks of foreign investments may be greater in developing or emerging market countries.

Currency Management Strategies   Currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the investment manager expects. In addition, currency management strategies, to the extent that they reduce the Fund’s exposure to currency risks, may also reduce the Fund’s ability to benefit from favorable changes in currency exchange rates. Using currency management strategies for purposes other than hedging further increases the Fund’s exposure to foreign investment losses. Currency markets generally are not as regulated as securities markets. In addition, currency rates may fluctuate significantly over short periods of time, and can reduce returns.

Developing Market Countries   The Fund’s investments in developing market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets, including: delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasiveness of corruption and crime; currency exchange rate volatility; and inflation, deflation or currency devaluation.

Interest Rate   When interest rates rise, debt security prices generally fall. The opposite is also generally true: debt security prices rise when interest rates fall. In general, securities with longer maturities are more sensitive to these interest rate changes.

Credit   An issuer of debt securities may fail to make interest payments and repay principal when due, in whole or in part. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value.

Focus   To the extent that the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, the Fund may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments.

Derivative Instruments   The performance of derivative instruments (including currency-related derivatives) depends largely on the performance of an underlying currency, security or index, and such instruments often have risks similar to their underlying instrument, in addition to other risks. Derivatives involve costs and can create economic leverage in the Fund's portfolio which may result in significant volatility and cause the Fund to participate in losses (as well as gains) in an amount that exceeds the Fund's initial investment. Other risks include illiquidity, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the Fund may not realize the intended benefits. When used for hedging, the change in value of the derivative may also not correlate specifically with the currency, security or other risk being hedged. With over-the-counter derivatives, there is the risk that the other party to the transaction will fail to perform.

Value Style Investing   A value stock may not increase in price as anticipated by the investment manager if other investors fail to recognize the company's value and bid up the price, the markets favor faster-growing companies, or the factors that the investment manager believes will increase the price of the security do not occur.

Income   Because the Fund can only distribute what it earns, the Fund's distributions to shareholders may decline when prevailing interest rates fall or when the Fund experiences defaults on debt securities it holds.

Inflation-Indexed Securities   Inflation-indexed securities have a tendency to react to changes in real interest rates. Real interest rates represent nominal (stated) interest rates lowered by the anticipated effect of inflation. In general, the price of an inflation-indexed security can decrease when real interest rates increase, and can increase when real interest rates decrease. Interest payments on inflation-indexed securities will fluctuate as the principal and/or interest is adjusted for inflation and can be unpredictable.

Management   The Fund is subject to management risk because it is an actively managed investment portfolio. The Fund's investment manager applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's performance from year to year for Class A shares. The table shows how the Fund's average annual returns for 1 year, 5 years, 10 years or since inception, as applicable, compared with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information at franklintempleton.com or by calling (800) DIAL BEN/342-5236.

The Fund's secondary index, Barclays Multiverse Index, shows in the table below how the Fund's performance compares to a group of securities that aligns with the fixed income portion of the Fund's portfolio. The investment manager compares the Fund's performance to an equally weighted combination of the Barclays Multiverse Index and the MSCI All Country World Index.

Sales charges are not reflected in the bar chart, and if those charges were included, returns would be less than those shown.

CLASS A ANNUAL TOTAL RETURNS1

Best Quarter:	Q3'09	13.84%
Worst Quarter:	Q3'11	-15.35%
As of June 30, 2012, the Fund's year-to-date return was 5.48%.

AVERAGE ANNUAL TOTAL RETURNS (figures reflect sales charges)	For the periods ended December 31, 2011
	1 Year	5 Years	Since Inception 7/1/2005
Templeton Global Balanced Fund - Class A
Return Before Taxes	-10.93%	1.24%	4.48%
Return After Taxes on Distributions	-12.21%	-0.60%	2.70%
Return After Taxes on Distributions and Sale of Fund Shares	-6.92%	-0.03%	2.79%
Templeton Global Balanced Fund - Class A1	-9.75%	1.56%	4.72%
Templeton Global Balanced Fund - Class C	-7.18%	1.00%	3.96%
Templeton Global Balanced Fund - Class C1	-7.26%	1.96%	4.96%
Templeton Global Balanced Fund - Class R	-6.17%	2.11%	5.14%
Templeton Global Balanced Fund - Advisor Class	-5.69%	2.62%	5.65%
MSCI All Country World Index (index reflects no deduction for fees, expenses or taxes)	-6.86%	-1.41%	3.64%
Barclays Multiverse Index (index reflects no deduction for fees, expenses or taxes)	5.55%	6.47%	5.67%

1. The performance of Class A shares shown in the bar chart above is based upon the performance of Class A1 shares (formerly, Class A shares), which are no longer available to new investors. However, because the expenses, other than sales charges, for Class A and Class A1 shares are the same, the returns for Class A shares would have been the same as those for Class A1 shares.

Performance for Class A shares prior to September 27, 2011, is based on the performance of Class A1 shares.

Prior to July 1, 2011, performance for Class C shares is based on the performance of Class C1 shares. Effective July 1, 2011, Class C performance was adjusted to reflect differences in sales charges and 12b-1 expenses between classes.

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A and after-tax returns for other classes will vary.

Investment Manager

Templeton Global Advisors Limited (Global Advisors)

Sub-Advisor

Franklin Advisers, Inc. (Advisers)

Portfolio Managers

LISA F. MYERS, J.D., CFA   Executive Vice President of Global Advisors and portfolio manager of the Fund since inception (2005).

NORMAN BOERSMA, CFA   President and Director of Global Advisors and portfolio manager of the Fund since 2011.

JAMES HARPER, CFA   Senior Vice President of Global Advisors and portfolio manager of the Fund since 2010.

MICHAEL HASENSTAB, PH.D.   Senior Vice President of Advisers and portfolio manager of the Fund since inception (2005).

CHRISTOPHER J. MOLUMPHY, CFA   Executive Vice President and Director of Advisers and portfolio manager of the Fund since inception (2005).

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund on any business day online through our website at franklintempleton.com, by mail (Franklin Templeton Investor Services, P.O. Box 33030, St. Petersburg, FL 33733-8030), or by telephone at (800) 632-2301. The minimum initial purchase for most accounts is $1,000 (or $50 under an automatic investment plan).

Taxes

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and
Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

Franklin Templeton Distributors, Inc. One Franklin Parkway San Mateo, CA 94403-1906 franklintempleton.com Templeton Global Balanced Fund

Investment Company Act file #811-08226
© 2012 Franklin Templeton Investments. All rights reserved.
325 PSUM 08/12	00070438